Class A – LSEAX

Class I – LSEIX

(a series of Northern Lights Fund Trust III)

Supplement dated October 29, 2015
to the Prospectus dated February 1, 2015

______________________________________________________________________

Effective as of September 17, 2015, Caerus Investors, LLC replaced Caerus Global Investors, LLC as a sub-adviser to the Persimmon Long/Short Fund (the “Fund”). The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The following replaces similar information for Caerus Global Investors, LLC in the section titled “Management of the Fund” on page 6 of the Prospectus:

Management of the Fund:

Sub-Adviser(s)	Portfolio Manager	Title and Length of Service
Caerus Investors, LLC	Ward Davis	Portfolio Manager of the Fund since inception
	Brian Agnew	Portfolio Manager of the Fund since inception

________________________________

The following replaces similar information for Caerus Global Investors, LLC in the section titled “Investment Sub-Advisers” on page 14 of the Prospectus:

Caerus Investors, LLC (“Caerus”) is an SEC registered investment advisory firm located at 599 Lexington Avenue, 19th Floor, New York, NY 10022. Caerus’ investment team manages a fundamentally-based long/short U.S. equity strategy focused on equities in consumer-related sectors such as consumer discretionary, consumer staples, consumer technology, agriculture, home building, transportation, and media. The team attempts to generate alpha on each individual position in both their long book and their short book by taking advantage of constant change in consumer preferences, spending patterns, fashion and fads, and by taking long positions in strong companies benefitting from these changes and short positions in weaker companies being hurt by these changes. The strategy has a minimum market cap threshold of $250 million for companies in which it invests in, placing an emphasis on mid and large-cap companies. Caerus is generally expected to run a small long market bias, but may vary between long and short depending on market conditions. Caerus was founded in 2015 and has approximately $97.2 million in assets under management as a firm (including trading allocations from separately managed accounts), $66.5 million of which is in this strategy (as of October 1, 2015).

_________________________________

The following replaces similar information to the section titled “Portfolio Managers” on page 15 of the Prospectus:

Sub-Adviser(s)	Portfolio Manager	Experience over the last 5 years
Caerus Investors, LLC	Ward Davis	Portfolio Manager of the Fund since inception; co-founder and Portfolio Manager of Caerus since 2015; co-founder and Portfolio Manager of Caerus Global Investors, LLC since 2009; co-founder and Co-Portfolio Manager at Trivium Capital Management (a long/short equity hedge fund) from 2002 to 2008;. Managing Director at Chilton Investment Company from 1998 to 2002; Senior Consumer Equity Analyst at Zweig-DiMenna from 1996 to 1998; and Vice President of Equity Research at Massachusetts Financial Services from 1993 to 1996.
	Brian Agnew	Portfolio Manager of the Fund since inception; Co-Portfolio Manager of Caerus since 20092015; co-founder and Portfolio Manager of Caerus Global Investors, LLC since 2009; Portfolio Manager for the JP Morgan Proprietary Equities Fund from 2007 to 2008; Executive Director at Stadia from 2004 to 2007; Senior Consumer Analyst at Galleon from 2002 to 2003; and Associate at Morgan Stanley from 1993 to 2001.

_________________________________

You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated February 1, 2015, as supplemented. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-985-9750.

Please retain this Supplement for future reference.